UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2018

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DONGXING INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-54112	16-1783194
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3F, No. 26, Hengshan Road, Nangang District, Harbin, Heilongjiang Province, P.R. China 150001

(Address of Principal Executive Office) (Zip Code)

86-1394-6000887

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 9, 2018 Paritz & Company, P.A. notified Dongxing International, Inc. that Paritz & Company, P.A. has been acquired by Prager Metis CPA's LLC, with the result that all of the employees and partners of Paritz & Company, P.A. are transferring their affiliation to Prager Metis CPA's LLC. Therefore, Paritz & Company, P.A. informed Dongxing International, Inc. that Paritz & Company, P.A. has resigned from its position as the principal independent accountant for Dongxing International, Inc.

The audit report of Paritz & Company, P.A. on Dongxing International Inc.’s financial statements for the years ended December 31, 2017 and 2016 contained a modification expressing substantial doubt regarding the ability of Dongxing International Inc. to continue as a going concern. The audit report of Paritz & Company, P.A. on Dongxing International Inc.’s financial statements for the years ended December 31, 2017 and 2016 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the aforesaid modification. Paritz & Company, P.A. did not, during the applicable periods, advise Dongxing International Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to October 9, 2018, there was no disagreement between Dongxing International Inc. and Paritz & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused Paritz & Company, P.A. to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except for the reportable event described in the following paragraphs.

In its assessment of the effectiveness of internal control over financial reporting as of December 31, 2017, management of Dongxing International Inc. determined that the following deficiencies constituted material weaknesses:

  The relatively small number of employees who are responsible for accounting functions prevents us from segregating duties within our internal control system.
  Our internal financial staff lack expertise in identifying and addressing complex accounting issued under U.S. Generally Accepted Accounting Principles.
  Our Chief Financial Officer is not familiar with the accounting and reporting requirements of a U.S. public company.
  We have not developed sufficient documentation concerning our existing financial processes, risk assessment and internal controls.

Dongxing International Inc. requested Paritz & Company, P.A. to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Paritz & Company, P.A. agrees with the statements in this 8-K. A copy of the letter is filed as an exhibit to this 8-K.

On October 12, 2018 Dongxing International Inc. retained the firm of Prager Metis CPA's LLC to serve as its principal independent accountant. At no time during the past two fiscal years or any subsequent period prior to October 12, 2018 did Dongxing International Inc. consult with Prager Metis CPA's LLC regarding any matter of the sort described above with reference to Paritz & Company, P.A., any issue relating to the financial statements of Dongxing International Inc., or the type of audit opinion that might be rendered for Dongxing International Inc.

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Item 9.01	Financial Statements and Exhibits

Exhibits

16.	Letter from Paritz & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dongxing International Inc.

Date: October 12, 2018	By:	/s/ Cheng Zhao Cheng Zhao, Chief Executive Officer

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